SELECTED STATEMENTS OF INCOME DATA (Details1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Interest income net of bank charges	$ (170)	$ 20	$ 397
Interest expenses related to liabilities in connection with acquisitions	0	(48)	(112)
Interest income from debt instruments	46	49	67
Loss arising from foreign currency translation and other	(153)	(11)	(131)
Financial income(expenses), net	$ (684)	$ 10	$ 221